ADVANCED SERIES TRUST

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED MAY 1, 2009
SUPPLEMENT DATED MARCH 15, 2010

This supplement sets forth changes to the Prospectus Supplement and the Statement of Additional Information Supplement, each dated as of December 31, 2009 (together, the Current Supplements), of Advanced Series Trust (the Trust). The Portfolio of the Trust discussed in this supplement may not be available under your variable annuity contract. For more information about the Portfolios of the Trust available under your variable annuity contract, please refer to your contract prospectus, as amended and supplemented to date. The following should be read in conjunction with the Current Supplements and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Current Supplements.

I.  AST Fidelity Investments® Pyramis® Asset Allocation Portfolio Renamed As
AST FI Pyramis® Asset Allocation Portfolio

The Board of Trustees of the Trust recently approved changing the name of “AST Fidelity Investments® Pyramis® Asset Allocation Portfolio” to “AST FI Pyramis® Asset Allocation Portfolio”.  As a result, all references to “AST Fidelity Investments® Pyramis® Asset Allocation Portfolio” in the Current Supplements are deemed to be replaced with references to “AST FI Pyramis® Asset Allocation Portfolio”.  All other contents of the Current Supplements are unchanged.

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